Commonwealth Primary Care ACO and VieMed Healthcare announce an innovative chronic respiratory care and sleep management alliance

VieMed’s clinically proven care model being deployed in Arizona to improve outcomes in patients with impaired respiratory function

Lafayette, Louisiana (February 11, 2021) – Viemed Healthcare, Inc. (the “Company” or “Viemed”) (TSX: VMD.TO and NASDAQ:VMD), a home medical equipment supplier that provides post-acute respiratory care services in the United States, announced an innovative alliance with Commonwealth Primary Care ACO, LLC (“Commonwealth”) to bring VieMed’s best-in-class home respiratory equipment, services and technologies to Commonwealth’s independent physicians and the patients they serve.

VieMed has a primary focus on Non-Invasive Ventilation at home (NIVH) and recently announced a completed NIVH study led by Dr. William Frazier, VieMed’s Chief Medical Officer. The study evaluated clinical outcomes in COPD patients with chronic respiratory failure (COPD-CRF) treated with NIVH compared to similar patients with COPD-CRF who did not receive NIVH.

The highlights of the results are as follows:
•The group treated with NIVH had a 50% decrease in all-cause mortality during the study period
•The group treated with NIVH had a 28% decline in the risk of hospitalizations
•The group treated with NIVH had a 52% reduction in the risk of an emergency room visit

Along with NIVH, VieMed’s care model includes supplemental oxygen testing and supplies, remote physiological monitoring, and sleep apnea care programs. VieMed has become a national leader in respiratory care management by integrating a high-touch service model with respiratory equipment. By putting patients first and investing in its employees, technologies and processes, VieMed’s care model maintains some of the lowest COPD hospital readmission rates. Accordingly, VieMed is an important component in Commonwealth’s strategy to further improve its already exceptional all-cause unplanned admission rates.

The alliance with VieMed is expected to bring Commonwealth’s independent physicians patient care that is differentiated through high-touch, personalized, respiratory disease management. VieMed is expected to further Commonwealth’s mission to provide exceptional health care outcomes and patient satisfaction, while providing systemic savings.

Services to Commonwealth patients will now include:
• 24/7 on-call support from COPD-certified Respiratory Therapists
• Remote Physiological Monitoring and Patient Engagement technologies
• In-home, personalized assessments, equipment setups, care plans, and education
• Integrated Chronic Care Management
• Transitional care and compliance programs to optimize adherence and reduce readmissions

Commonwealth’s physicians and patients will also benefit from sleep testing administered in the patient’s home offered through Home Sleep Delivered (“HSD”), a VieMed subsidiary. HSD is a significant provider of home sleep tests and offers safety, convenience, savings, and continuity of care through innovations such as disposable home sleep tests, referrals for Auto-PAP therapy, and robust remote support for care management and resupplies.

“Commonwealth’s alliance with VieMed creates an outstanding opportunity for us to bring exceptional independent physician care to their respiratory patients. VieMed is driving change in our organization with proven results and I’m excited to see the difference they can make with our patients in Arizona”, said Lance Donkerbrook, CEO of Commonwealth.

VieMed’s CEO, Casey Hoyt, believes the alliance between VieMed and Commonwealth can have a real impact in Arizona, “Commonwealth ACO has done a tremendous job providing their member physicians the proper balance between quality healthcare and cost. I’m excited to see the value VieMed can add to their network and the impact our proven care-continuum can have on their patients”.

About VieMed Healthcare, Inc.

VieMed, through its indirect wholly owned subsidiaries Sleep Management, L.L.C. and Home Sleep Delivered, L.L.C., is a home medical equipment supplier that provides post-acute respiratory care services in the United States. Sleep Management, L.L.C. focuses on disease management and improving the quality of life for respiratory patients through clinical excellence, education, and technology. Its service offerings are based on effective home treatment with respiratory care practitioners providing therapy and counseling to patients in their homes using cutting edge technology. Home Sleep Delivered, L.L.C. focuses on providing in-home sleep testing for sleep apnea sufferers. Visit our website at www.viemed.com or https://homesleepdelivered.com/.

About Commonwealth Primary Care ACO, LLC

Commonwealth is based in Tempe, AZ and is a collaboration of independent providers who seek to enhance the quality of healthcare while decreasing costs and improving outcomes for patients in Arizona. Commonwealth is primary care based, owned, operated, and governed. Implementation of innovative care programs will assure the continuous success of its independent offices and for the benefit of the patients it serves. To accomplish this, Commonwealth provides not only business support and best practices, it also collects and analyzes data that helps physicians coordinate care and increase communication. Commonwealth operates as a federally chartered Accountable Care Organization serving the greater Phoenix metropolitan area, Flagstaff, Tucson and throughout Arizona as a participant in the Medicare Shared Savings Program.

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